Exhibit 99.1

SUPPLEMENTAL INVESTOR INFORMATION

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Kimball International, Inc. (the “Company”) will complete the spin-off of its EMS segment by distributing the related shares of Kimball Electronics, Inc. (“Kimball Electronics”), on a pro rata basis, to the Company's Share Owners of record as of October 22, 2014 (the Record Date). On October 31, 2014, each of the Company's shareholders will receive three shares of Kimball Electronics for every four shares of the Company held by such shareholder on the Record Date.

The following unaudited pro forma consolidated financial information is being provided as supplemental investor information and includes unaudited quarterly pro forma information for fiscal year 2014 to supplement the annual pro forma financial information provided in a previous investor presentation. A full set of unaudited pro forma consolidated financial statements will be filed after the spin-off is complete. The unaudited pro forma consolidated financial information contained herein is based upon the historical consolidated financial statements of the Company, adjusted to reflect the spin-off of Kimball Electronics. The following unaudited pro forma consolidated financial statements of the Company should be read in conjunction with the related notes and with the historical consolidated financial statements of the Company and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma consolidated statements of income for the fiscal year ended June 30, 2014 and for the quarters ended September 30, 2013, December 31, 2013, March 31, 2014, and June 30, 2014 give effect to the spin-off of Kimball Electronics as if it had occurred on July 1, 2013. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Company's management believes to be reasonable.

These unaudited pro forma consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of operating results that would have occurred had the spin-off of Kimball Electronics occurred on the date indicated.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	First Quarter Ended September 30, 2013
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Continuing Operations
Net Sales	$317,439	$(175,637)	$141,802
Cost of Sales	256,115	(156,559)	99,556
Gross Profit	61,324	(19,078)	42,246
Selling and Administrative Expenses	54,217	(12,079)	42,138
Other General Income	(5,022)	5,022	—
Restructuring Expense	402	(402)	—
Operating Income	11,727	(11,619)	108
Other Income (Expense):
Interest income	68	(13)	55
Interest expense	(7)	—	(7)
Non-operating income	1,215	(276)	939
Non-operating expense	(257)	98	(159)
Other income (expense), net	1,019	(191)	828
Income Before Taxes on Income	12,746	(11,810)	936
Provision for Income Taxes	3,563	(3,636)	(73)
Net Income	$9,183	$(8,174)	$1,009

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.24		$0.02
Class B	$0.24		$0.03
Diluted Earnings Per Share:
Class A	$0.23		$0.02
Class B	$0.24		$0.03

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	38,310
Diluted	38,596
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the Pro Forma Continuing Operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $1.6 million ($1.0 million after-tax or $0.02 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

•
Pre-tax loss related to decision to downsize the plane fleet from three jets to two and the resulting reclassification as held for sale, resulting in a $1.2 million impairment charge ($0.7 million after-tax or $0.02 per Class B diluted share).

Operating income includes pre-tax SERP expense of $0.9 million within Selling and Administrative Expense and is offset in Other Income (Expense), resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	Second Quarter Ended December 31, 2013
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Continuing Operations
Net Sales	$320,313	$(181,264)	$139,049
Cost of Sales	253,467	(160,224)	93,243
Gross Profit	66,846	(21,040)	45,806
Selling and Administrative Expenses	56,664	(13,888)	42,776
Other General Income	—	—	—
Restructuring Expense	—	—	—
Operating Income	10,182	(7,152)	3,030
Other Income (Expense):
Interest income	65	(12)	53
Interest expense	(7)	1	(6)
Non-operating income	1,406	(473)	933
Non-operating expense	(235)	79	(156)
Other income (expense), net	1,229	(405)	824
Income Before Taxes on Income	11,411	(7,557)	3,854
Provision for Income Taxes	2,189	(423)	1,766
Net Income	$9,222	$(7,134)	$2,088

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.24		$0.05
Class B	$0.24		$0.06
Diluted Earnings Per Share:
Class A	$0.23		$0.05
Class B	$0.24		$0.06

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	38,434
Diluted	38,613
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the Pro Forma Continuing Operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $1.8 million ($1.1 million after-tax or $0.03 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

Operating Income includes pre-tax SERP expense of $1.0 million within Selling and Administrative Expense and is offset in Other Income (Expense) resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	Third Quarter Ended March 31, 2014
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Net Sales	$310,788	$(185,680)	$—		$125,108
Cost of Sales	250,496	(162,005)	—		88,491
Gross Profit	60,292	(23,675)	—		36,617
Selling and Administrative Expenses	52,578	(14,886)	(413)	(b)	37,279
Other General Income	(666)	666	—		—
Restructuring Expense	—	—	—		—
Operating Income	8,380	(9,455)	413		(662)
Other Income (Expense):
Interest income	43	(7)	—		36
Interest expense	(7)	1	—		(6)
Non-operating income	357	(169)	—		188
Non-operating expense	(250)	71	—		(179)
Other income (expense), net	143	(104)	—		39
Income Before Taxes on Income	8,523	(9,559)	413		(623)
Provision for Income Taxes	1,315	(2,314)	—		(999)
Net Income	$7,208	$(7,245)	$413		$376

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.18				$0.01
Class B	$0.19				$0.01
Diluted Earnings Per Share:
Class A	$0.18				$0.01
Class B	$0.19				$0.01

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	38,437
Diluted	38,750
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the Pro Forma Continuing Operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $1.6 million ($1.0 million after-tax or $0.02 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

Operating income includes pre-tax SERP expense of $0.2 million within Selling and Administrative Expense and is offset in Other Income (Expense) resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	Fourth Quarter Ended June 30, 2014
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Net Sales	$336,807	$(198,949)	$—		$137,858
Cost of Sales	269,245	(173,443)	—		95,802
Gross Profit	67,562	(25,506)	—		42,056
Selling and Administrative Expenses	57,268	(15,093)	(1,110)	(b)	41,065
Other General Income	—	—	—		—
Restructuring Expense	—	—	—		—
Operating Income	10,294	(10,413)	1,110		991
Other Income (Expense):
Interest income	44	(9)	—		35
Interest expense	(7)	—	—		(7)
Non-operating income	634	186	—		820
Non-operating expense	(472)	201	—		(271)
Other income (expense), net	199	378	—		577
Income Before Taxes on Income	10,493	(10,035)	1,110		1,568
Provision for Income Taxes	2,645	(2,546)	170	(c)	269
Net Income	$7,848	$(7,489)	$940		$1,299

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.20				$0.03
Class B	$0.21				$0.03
Diluted Earnings Per Share:
Class A	$0.20				$0.03
Class B	$0.20				$0.03

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	38,438
Diluted	39,045
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the Pro Forma Continuing Operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $1.8 million ($1.1 million after-tax or $0.03 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

•	Pre-tax gain on sale of an idle facility of $1.7 million ($1.1 million after-tax or $0.03 per Class B diluted share).
Operating Income includes pre-tax SERP expense of $0.5 million within Selling and Administrative Expense and is offset in Other Income (Expense) resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	Fiscal Year Ended June 30, 2014
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Net Sales	$1,285,347	$(741,530)	$—		$543,817
Cost of Sales	1,029,323	(652,231)	—		377,092
Gross Profit	256,024	(89,299)	—		166,725
Selling and Administrative Expenses	220,727	(55,946)	(1,523)	(b)	163,258
Other General Income	(5,688)	5,688	—		—
Restructuring Expense	402	(402)	—		—
Operating Income	40,583	(38,639)	1,523		3,467
Other Income (Expense):
Interest income	220	(41)	—		179
Interest expense	(28)	2	—		(26)
Non-operating income	3,612	(732)	—		2,880
Non-operating expense	(1,214)	449	—		(765)
Other income (expense), net	2,590	(322)	—		2,268
Income Before Taxes on Income	43,173	(38,961)	1,523		5,735
Provision for Income Taxes	9,712	(8,919)	170	(c)	963
Net Income	$33,461	$(30,042)	$1,353		$4,772

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.85				$0.11
Class B	$0.88				$0.13
Diluted Earnings Per Share:
Class A	$0.84				$0.11
Class B	$0.86				$0.13

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	38,404
Diluted	39,037
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the Pro Forma Continuing Operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $6.8 million ($4.2 million after-tax or $0.10 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

•
Pre-tax loss related to decision to downsize the plane fleet from three jets to two and the resulting reclassification as held for sale, resulting in a $1.2 million ($0.7 million after-tax or $0.02 per Class B diluted share).

•	Pre-tax gain on sale of an idle facility of $1.7 million ($1.1 million after-tax or $0.03 per Class B diluted share).
Operating Income includes pre-tax SERP expense of $2.6 million within Selling and Administrative Expense and is offset in Other Income(Expense) resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)
Reflects the operations of Kimball Electronics, Inc. It excludes certain general corporate overhead expenses that were allocated to Kimball Electronics in its historical consolidated financial statements that do not specifically relate to Kimball Electronics. Such general corporate expenses do not meet requirements to be presented in discontinued operations and thus are presented as part of the Kimball International's continuing operations.

(b)
Reflects the removal of spin-off costs incurred during the fiscal year ended June 30, 2014 related to the spin-off of Kimball Electronics from Parent which were not included in the Kimball Electronics, Inc. Discontinued Operations column.

(c)	Reflects the tax effects of the pro forma adjustments at the applicable statutory income tax rates, adjusted for nondeductible spin-off costs.